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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934



Date of Report (Date of earliest event reported)   May 14, 1999 (April 30, 1999)



                          MOTIVEPOWER INDUSTRIES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



   Pennsylvania                        0-23802                   82-0461010
   ------------                        -------                   ----------
  (State or other                    (Commission              (I.R.S. Employer
  jurisdiction of                    File Number)            Identification No.)
  incorporation)



           Two Gateway Center, 14th Floor
                   Pittsburgh, PA                               15222
                   --------------                               -----
       (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code                (412) 201-1101




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Item 5.  Other Events.

                  The stockholders of MotivePower Industries, Inc., a Delaware corporation and herein "the Company", approved the reincorporation of the Company from Delaware to Pennsylvania on April 27, 1999. The reincorporation was effected April 30, 1999 by merging the Company into a wholly owned subsidiary which was recently formed solely for the purpose of effecting the reincorporation. The surviving corporation is known as MotivePower Industries, Inc., a Pennsylvania corporation, and is hereafter referred to as the "Registrant". Upon consummation of the merger, each share of Common Stock of the Company, par value $.01 per share, was automatically converted into one share of Common Stock of the Registrant, par value $.01 per share.

                  The merger was consummated under the terms and conditions of a Plan of Merger pursuant to which the Company ceased to exist as a Delaware corporation, the stockholders of the Company became shareholders of Registrant, Registrant succeeded to all the assets, liabilities, subsidiaries and other properties of the Company to the fullest extent provided by law, and the rights of the shareholders and internal affairs of the Registrant are governed by the articles of incorporation and bylaws of Registrant and the Pennsylvania Business Corporation Law of 1988, as amended. As a result of the merger, Registrant has the same name, business, management, benefit plans, location, assets, liabilities and net worth as did the Company.

                  Registrant's Common Stock is deemed registered under Section 12(g) of the Securities Exchange Act of 1934 by operation of Reg. 240.12g-3(a).



Exhibits
--------

2.1 Plan of Merger by and between MotivePower Industries, Inc., a Delaware corporation, and the MotivePower Industries Merger Subsidiary, Inc., a Pennsylvania corporation. (Included as Appendix A to the Company's definitive proxy statement filed with the Commission on March 19, 1999 and incorporated herein by reference).

3.1 Articles of Incorporation of the Registrant. (Included as Appendix B to the Company's definitive proxy statement filed with the Commission on March 19, 1999 and incorporated herein by reference).

3.2 Bylaws of the Registrant. (Included as Exhibit No. 2 to the Registrant's Registration Statement on Form 8-A as filed with the Commission on May 4, 1999 and incorporated herein by reference).





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MOTIVEPOWER INDUSTRIES, INC.

                                       By /s/ David L. Bonvenuto
                                         ---------------------------------
                                         Name: David L. Bonvenuto
                                         Title: Vice President, Controller and
                                                Chief Accounting Officer


Date: May 14, 1999
      Pittsburgh, Pennsylvania